UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2010 (June 3, 2010)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 3, 2010, Koss Corporation (“Koss”) received notice from The NASDAQ Stock Market (“NASDAQ”) that because Koss’s Form 10-Q for the period ended March 31, 2010 did not contain financial statements, it is incomplete and does not comply with Listing Rule 5250(c)(1), which requires the timely filing of periodic financial statements.  The unaudited consolidated quarterly financial statements for the period ended March 31, 2010 were delayed as a result of the restatement of Koss’s financial statements in connection with certain previously reported unauthorized transactions.

As previously reported, Koss received a similar notice from NASDAQ relating to Koss’s quarterly report on Form 10-Q for the period ended December 31, 2009 as filed on February 16, 2010 for the same reason.  Based on the timing proposed by Koss in its compliance plan submitted to NASDAQ, NASDAQ granted Koss an exception until June 30, 2010 to file a revised Form 10-Q for the period ended December 31, 2009 that includes the required financial statements.

With respect to the Form 10-Q for the period ended March 31, 2010, Koss is required to submit to NASDAQ an update to its plan to regain compliance with Listing Rule 5250(c)(1) by June 18, 2010.  The update is required to include Koss’s plans to file the Form 10-Q for the period ended March 31, 2010, and to indicate the progress Koss has made towards implementing the plan submitted in connection with the Form 10-Q for the period ended December 31, 2009.  Any additional exceptions to allow Koss to regain compliance with all of its delinquent filings will be limited to the maximum of 180 calendar days from the due date of the Form 10-Q for the period ended December 31, 2009, or August 16, 2010.

Koss intends to submit the required compliance plan to NASDAQ by the June 18, 2010 deadline, and to file the revised Forms 10-Q for the periods ended December 31, 2010 and March 31, 2010 that include the required financial statements by June 30, 2010.

A copy of the press release issued on June 8, 2010 relating to this notification is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits

Number	Description

Exhibit 99.1	Press Release of Koss Corporation dated June 8, 2010 regarding non-compliance with NASDAQ’s continued listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2010	KOSS CORPORATION

	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Koss Corporation dated June 8, 2010 regarding non-compliance with NASDAQ’s continued listing rules.